RIVERNORTH FUNDS

RiverNorth Core Opportunity Fund

Retail Share Class

(Ticker Symbol RNCOX)

Institutional Share Class

(Ticker Symbol RNCIX)

April 28, 2025

SUPPLEMENT TO PROSPECTUS DATED

January 28, 2025

The RiverNorth Core Opportunity Fund to convert to an Exchange Traded Fund.

At a meeting of the Board of Trustees (the "Board") of RiverNorth Funds held on April 23, 2025, the Board unanimously voted to approve, subject to shareholder approval, an Agreement and Plan of Reorganization and Termination (the “Plan”) to reorganize the RiverNorth Core Opportunity Fund (the “Fund”) into the RiverNorth Active Income ETF, an exchange traded fund (“Acquiring Fund”) which will be a series of the Elevation Series Trust (the “Reorganization”). The Acquiring Fund is being formed for the purpose of effecting the Reorganization, and the Acquiring Fund will not have engaged in any business prior to the Reorganization. RiverNorth Capital Management, LLC, the investment adviser to the Fund, would serve as the Acquiring Fund’s investment sub-adviser and TrueMark Investments, LLC would act as the Acquiring Fund’s investment adviser.

The Reorganization is subject to shareholder approval and shareholders should expect to receive proxy materials in May 2025. If approved by shareholders, the Reorganization is expected to occur early in the third quarter of 2025.

The Plan approved by the Board of Trustees also contains provisions for the merging of the Fund’s Class I share class into the Class R share class and the termination of the Fund’s Class R share Rule 12b-1 plan at future dates to be determined. These steps will align the Fund’s fee structure with the Acquiring Fund’s proposed fee structure.

Additional information regarding the proposed Reorganization will be included in the upcoming proxy materials and additional supplements to the Fund’s prospectus.

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.